Exhibit 99.1

Contact:	Michael R. Kourey, CFO

Polycom, Inc.

925-924-5742

mkourey@polycom.com

POLYCOM REPORTS THIRD QUARTER RESULTS

Sequential Revenue Growth of Ten Percent to $109.8 Million;

Record Operating Cash Flow of $38.8 Million

PLEASANTON, Calif. – Oct. 16, 2003 – Polycom®, Inc. (NASDAQ: PLCM), the world’s leader in video and voice conferencing, conference bridges, and integrated web collaboration solutions, today reported its operating results for the third quarter ended Sept. 30, 2003.

Third quarter consolidated net revenues were $109.8 million, compared to $103.4 million recorded for the third quarter of 2002. Pro forma net income in the third quarter was $13.6 million, or 13 cents per diluted share. This compares to pro forma net income of $10.1 million, or 10 cents per diluted share, for the third quarter of 2002. Pro forma financial measures exclude acquisition-related costs, purchased in-process research and development, amortization of purchased intangibles, restructuring costs, litigation settlement, loss on strategic investments, income tax effect of the preceding adjustments, loss from discontinued operations, net of taxes, and gain (loss) from sale of discontinued operations, net of taxes. GAAP net income for the third quarter of 2003 was $10.0 million, or 10 cents per diluted share, compared to GAAP net income of $3.5 million, or 3 cents per diluted share, for the same period last year.

For the nine months ended Sept. 30, 2003, net revenues were $302.1 million, compared to $357.8 million for the first nine months of 2002. Pro forma net income for the period was $23.4 million, or 23 cents per diluted share, compared to $48.5 million, or 48 cents per diluted share for the first nine months of 2002. GAAP net income for the nine months ended Sept. 30, 2003 was $9.2 million, or 9 cents per diluted share, compared to GAAP net income of $23.6 million, or 23 cents per diluted share, for the same period last year.

Prior year revenue and pro forma net income figures include certain reclassifications primarily to reflect the effect of discontinued operations associated with the sale of the network access product line. Network access revenue and related expenses, net of taxes, are shown as discontinued operations in the financial statements.

The reconciliation of the GAAP statement of operations amounts to the respective pro forma figures, for the three and nine months ended Sept. 30, 2003 and 2002 is set forth at the end of this press release.

On a product line basis, consolidated net revenues for the third quarter of 2003 were comprised of 59 percent video communications, or $64.8 million; 19 percent network systems, or $20.9 million; 18 percent voice communications, or $19.3 million; and 4 percent iPower™-related services, or $4.8 million. This compares to the third quarter of 2002, in which consolidated net revenues were comprised of 55 percent video communications, or $56.8 million; 19 percent network systems, or $20.0 million; 18 percent voice communications, or $18.8 million; and 8 percent iPower-related services, or $7.8 million.

“The collaboration and conferencing sector continued to gain strength in the third quarter,” stated Robert Hagerty, president and CEO. “In addition to this sector gain, we are seeing some evidence of broader capital spending increases that, coupled with Polycom’s recent execution improvements, are driving our revenue improvements across the globe. For instance, our sharp sequential increase in network systems sales validates that our high touch sales model is working as much of this product is being sold as part of a broad solution that includes Polycom’s leading video and voice product offerings. Clearly, all of the key revenue, profit, and balance sheet measures also indicate that our strategy is effective in delivering the Polycom Office™ solution to a broadening group of end user customers in the enterprise, government, education, and medical arenas. As another key indicator that collaboration and conferencing is becoming a highly visible mission-critical space, the Polycom User Group meeting last month had a record 540 attendees, representing end users and ecosystem partners from around the world.”

Hagerty continued, “Finally, we are delighted to highlight our launch of the Polycom VSX 7000™ video conferencing product—a new platform that is already receiving an excellent reaction from industry analysts and the customer community. This product furthers our long-standing objective of delivering a unified communications solution that is as easy to use as a telephone.”

“We are pleased with Polycom’s 10 percent sequential revenue growth and return to year-over-year growth for the third quarter,” said Michael Kourey, senior vice president, finance and administration, and CFO. “With the revenue and gross margin improvements in the third quarter, Polycom’s pro forma operating margin grew to 15.7 percent, yielding a pro forma EPS of 13 cents. This significant profitability growth, coupled with an improvement in DSO to 34 days, drove our operating cash flow to a record $38.8 million for the quarter. Q3 represented our twenty-second consecutive quarter of positive operating cash flow.”

About Polycom

Polycom, Inc. is the world’s technology leader of high-quality, easy-to-use video, voice, data and web conferencing and collaboration solutions. The Polycom Office™ is our continued commitment to make distance communications as natural and interactive as being there by providing best-in-class conferencing solutions that are interoperable, integrated and intuitive to the user. The Polycom Office is based on industry standards and supported by an open architecture that promotes interoperability in multi-vendor environments and complements leading network infrastructure platforms. For additional information call 1-800-POLYCOM (765-9266) or +1-408-526-9000, or visit the Polycom website at www.polycom.com.

As has been noted on the Company’s web site since October 7, 2003, Polycom will hold a conference call today at 5:00 p.m. ET/2:00 p.m. PT to discuss its third quarter results. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, call 888-813-7826; and for callers outside of the US and Canada, call 212-676-5390, with the pass code being Polycom. A replay of the call will also be available through October 23, 2003 for callers in the US and Canada, at 800-633-8284; and for callers outside of the US and Canada, at 402-977-9140. The access number for the replay is 21162901. A replay of the call will also be maintained on our website at www.polycom.com under Investor Relations – Archived Conference Calls for twelve months.

Polycom, the Polycom logo, and ViewStation are registered trademarks and Polycom VSX, iPower and The Polycom Office are trademarks of Polycom in the U.S. and various countries. ©2002, Polycom, Inc. All rights reserved.

POLYCOM, INC.

Pro Forma Condensed Consolidated Statements of Operations

Excluding Acquisition-related costs, Purchased in-process R&D, Amortization of purchased intangibles,

Restructuring costs, Litigation settlements, Loss on strategic investments,

Loss from discontinued operations and Gain from sale of discontinued operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2003	September 30, 2002	September 30, 2003	September 30, 2002
Net revenues	$109,782	$103,393	$302,136	$357,843
Cost of net revenues	42,678	44,265	121,612	149,024

Gross profit	67,104	59,128	180,524	208,819

Operating expenses:
Sales and marketing	24,569	24,696	75,478	73,430
Research and development	17,368	17,143	55,008	54,391
General and administrative	7,935	6,775	23,250	23,093

Total operating expenses	49,872	48,614	153,736	150,914

Operating income	17,232	10,514	26,788	57,905
Interest income, net	1,893	2,991	6,397	7,161
Other income (expense), net	(520)	194	(1,144)	560

Income before provision for income taxes	18,605	13,699	32,041	65,626
Provision for income taxes	5,023	3,635	8,651	17,123

Pro forma net income	$13,582	$10,064	$23,390	$48,503

Basic net income per share	$0.14	$0.10	$0.24	$0.49

Diluted net income per share	$0.13	$0.10	$0.23	$0.48

Weighted average shares outstanding for basic net income per share	99,208	99,987	99,154	99,218

Weighted average shares outstanding for diluted net income per share	101,157	100,805	100,388	100,793

Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses pro forma measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom's underlying operational results and trends and our marketplace performance. For example, the pro forma results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted pro forma results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2003	September 30, 2002	September 30, 2003	September 30, 2002
Net revenues	$109,782	$103,393	$302,136	$357,843
Cost of net revenues	42,678	44,265	121,612	149,024

Gross profit	67,104	59,128	180,524	208,819

Operating expenses:
Sales and marketing	24,569	24,696	75,478	73,430
Research and development	17,368	17,143	55,008	54,391
General and administrative	7,935	6,775	23,250	23,093
Acquisition-related costs	—	101	188	2,824
Purchased in-process research and development	—	—	—	900
Amortization of purchased intangibles	4,398	4,398	13,193	12,737
Restructuring costs	—	1,073	5,029	1,073
Litigation settlements	(65)	—	—	(257)

Total operating expenses	54,205	54,186	172,146	168,191

Operating income	12,899	4,942	8,378	40,628
Interest income, net	1,893	2,991	6,397	7,161
Loss on strategic investments	(483)	(2,383)	(597)	(7,010)
Other income (expense), net	(520)	194	(1,144)	560

Income from continuing operations before provision for income taxes	13,789	5,744	13,034	41,339
Provision for income taxes	3,854	1,511	3,676	10,729

Income from continuing operations	9,935	4,233	9,358	30,610
Loss from discontinued operations, net of taxes	(19)	(749)	(695)	(6,985)
Gain from sale of discontinued operations, net of taxes	66	—	493	—

Net income	$9,982	$3,484	$9,156	$23,625

Basic net income per share:
Net income per share from continuing operations	$0.10	$0.04	$0.09	$0.31
Loss per share from discontinued operations, net	—	(0.01)	(0.01)	(0.07)
Gain per share from sale of discontinued operations, net	—	—	0.01	—

Basic net income per share	$0.10	$0.03	$0.09	$0.24

Diluted net income (loss) per share:
Net income per share from continuing operations	$0.10	$0.04	$0.09	$0.30
Loss per share from discontinued operations, net	—	(0.01)	(0.01)	(0.07)
Gain per share from sale of discontinued operations, net	—	—	0.01	—

Diluted net income per share	$0.10	$0.03	$0.09	$0.23

Weighted average shares outstanding for basic net income per share	99,208	99,987	99,154	99,218

Weighted average shares outstanding for diluted net income per share	101,157	100,805	100,388	100,793

POLYCOM, INC.

GAAP to Pro Forma Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2003			September 30, 2003
	GAAP	Excluded	Pro Forma	GAAP	Excluded	Pro forma
Net revenues	$109,782	$—	$109,782	$302,136	$—	$302,136
Cost of net revenues	42,678	—	42,678	121,612	—	121,612

Gross profit	67,104	—	67,104	180,524	—	180,524

Operating expenses:
Sales and marketing	24,569	—	24,569	75,478	—	75,478
Research and development	17,368	—	17,368	55,008	—	55,008
General and administrative	7,935	—	7,935	23,250	—	23,250
Acquisition-related costs	—	—	—	188	188	—
Amortization of purchased intangibles	4,398	4,398	—	13,193	13,193	—
Restructuring costs	—	—	—	5,029	5,029	—
Litigation settlements	(65)	(65)	—	—	—	—

Total operating expenses	54,205	4,333	49,872	172,146	18,410	153,736

Operating income	12,899	(4,333)	17,232	8,378	(18,410)	26,788
Interest income, net	1,893	—	1,893	6,397	—	6,397
Loss on strategic investments	(483)	(483)	—	(597)	(597)	—
Other expense, net	(520)	—	(520)	(1,144)	—	(1,144)

Income from continuing operations before provision for income taxes	13,789	(4,816)	18,605	13,034	(19,007)	32,041
Provision for income taxes	3,854	(1,169)	5,023	3,676	(4,975)	8,651

Income from continuing operations	9,935	(3,647)	13,582	9,358	(14,032)	23,390
Loss from discontinued operations, net of taxes	(19)	(19)	—	(695)	(695)	—
Gain from sale of discontinued operations, net of taxes	66	66	—	493	493	—

Net income	$9,982	$(3,600)	$13,582	$9,156	$(14,234)	$23,390

Basic net income per share:
Net income per share from continuing operations	$0.10	$(0.04)	$0.14	$0.09	$(0.15)	$0.24
Loss per share from discontinued operations, net	—	—	—	(0.01)	(0.01)	—
Gain per share from sale of discontinued operations, net	—	—	—	0.01	0.01	—

Basic net income per share	$0.10	$(0.04)	$0.14	$0.09	$(0.15)	$0.24

Diluted net income per share:
Net income per share from continuing operations	$0.10	$(0.03)	$0.13	$0.09	$(0.14)	$0.23
Loss per share from discontinued operations, net	—	—	—	(0.01)	(0.01)	—
Gain per share from sale of discontinued operations, net	—	—	—	0.01	0.01	—

Diluted net income per share	$0.10	$(0.03)	$0.13	$0.09	$(0.14)	$0.23

Weighted average shares outstanding for basic net income per share	99,208		99,208	99,154		99,154

Weighted average shares outstanding for diluted net income per share	101,157		101,157	100,388		100,388

POLYCOM, INC.

GAAP to Pro Forma Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2002			September 30, 2002
	GAAP	Excluded	Pro Forma	GAAP	Excluded	Pro forma
Net revenues	$103,393	$—	$103,393	$357,843	$—	$357,843
Cost of net revenues	44,265	—	44,265	149,024	—	149,024

Gross profit	59,128	—	59,128	208,819	—	208,819

Operating expenses:
Sales and marketing	24,696	—	24,696	73,430	—	73,430
Research and development	17,143	—	17,143	54,391	—	54,391
General and administrative	6,775	—	6,775	23,093	—	23,093
Acquisition-related costs	101	101	—	2,824	2,824	—
Purchased in-process research and development	—	—	—	900	900	—
Amortization of purchased intangibles	4,398	4,398	—	12,737	12,737	—
Restructuring costs	1,073	1,073	—	1,073	1,073	—
Litigation settlement	—	—	—	(257)	(257)	—

Total operating expenses	54,186	5,572	48,614	168,191	17,277	150,914

Operating income	4,942	(5,572)	10,514	40,628	(17,277)	57,905
Interest income, net	2,991	—	2,991	7,161	—	7,161
Loss on strategic investments	(2,383)	(2,383)	—	(7,010)	(7,010)	—
Other income, net	194	—	194	560	—	560

Income from continuing operations before provision for income taxes	5,744	(7,955)	13,699	41,339	(24,287)	65,626
Provision for income taxes	1,511	(2,124)	3,635	10,729	(6,394)	17,123

Income from continuing operations	4,233	(5,831)	10,064	30,610	(17,893)	48,503
Loss from discontinued operations, net of taxes	(749)	(749)	—	(6,985)	(6,985)	—

Net income	$3,484	$(6,580)	$10,064	$23,625	$(24,878)	$48,503

Basic net income per share:
Net income per share from continuing operations	$0.04	$(0.06)	$0.10	$0.31	$(0.18)	$0.49
Loss per share from discontinued operations, net	(0.01)	(0.01)	—	(0.07)	(0.07)	—

Basic net income per share	$0.03	$(0.07)	$0.10	$0.24	$(0.25)	$0.49

Diluted net income per share:
Net income per share from continuing operations	$0.04	$(0.06)	$0.10	$0.30	$(0.18)	$0.48
Loss per share from discontinued operations, net	(0.01)	(0.01)	—	(0.07)	(0.07)	—

Diluted net income per share	$0.03	$(0.07)	$0.10	$0.23	$(0.25)	$0.48

Weighted average shares outstanding for basic net income per share	99,987		99,987	99,218		99,218

Weighted average shares outstanding for diluted net income per share	100,805		100,805	100,793		100,793

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

	September 30, 2003	December 31, 2002

	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$191,631	$155,191
Short-term investments	6,907	38,670
Trade receivables, net	40,699	65,470
Inventories	22,623	32,308
Deferred taxes	27,707	29,787
Prepaid expenses and other current assets	19,016	16,622

Total current assets	308,583	338,048
Property and equipment, net	28,755	28,428
Long-term investments	369,025	319,147
Goodwill	296,324	300,039
Purchased intangibles, net	19,634	32,827
Deferred taxes	53,646	53,446
Other assets	8,212	4,939

Total assets	$1,084,179	$1,076,874

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$33,090	$29,788
Accrued payroll and related liabilities	9,933	7,540
Taxes payable	46,773	44,338
Deferred revenue	18,147	16,950
Other accrued liabilities	28,651	36,519

Total current liabilities	136,594	135,135
Long-term liabilities	34,700	37,996

Total liabilities	171,294	173,131
Stockholders' equity	912,885	903,743

Total liabilities and stockholders' equity	$1,084,179	$1,076,874

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 30, 2003	September 30, 2002
Cash Flows from operating activities:
Net income	$9,156	$23,625
Adjustments to reconcile net income to net cash provided by operating activities:
Gain from sale of discontinued operations, net of taxes	(493)	—
Depreciation and amortization	11,542	10,704
Amortization of purchased intangibles	13,193	12,737
Provision for doubtful accounts	521	3,112
Provision for excess and obsolete inventories	1,459	4,263
Tax benefit from exercise of stock options	1,250	2,000
Loss on strategic investments	597	7,010
Amortization of unearned stock-based compensation	250	425
Purchase of in-process research and development	—	900
Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	24,250	14,182
Inventories	10,267	5,968
Deferred taxes	—	257
Prepaid expenses and other assets	(2,199)	(2,693)
Accounts payable	3,302	1,988
Taxes payable	2,152	5,791
Other accrued liabilities	(4,741)	(26,357)

Net cash provided by operating activities	70,506	63,912

Cash flows from investing activities:
Purchase of property and equipment	(11,670)	(9,633)
Purchase of licensed technology	(3,528)	—
Purchases of investments	(643,083)	(694,583)
Proceeds from sale and maturity of investments	623,666	460,121
Proceeds from sale of discontinued operations	1,304	—
Purchase of convertible note receivable	(522)	—
Net cash received in purchase acquisitions	—	93

Net cash used in investing activities	(33,833)	(244,002)

Cash flows from financing activities:
Proceeds from stock offering, net of issuance costs	—	237,495
Proceeds from issuance of common stock under employee option and stock purchase plans	6,682	6,487
Purchase of treasury stock	(6,915)	(8,813)

Net cash provided by (used in) financing activities	(233)	235,169

Net increase in cash and equivalents	36,440	55,079
Cash and cash equivalents, beginning of period	155,191	126,832

Cash and cash equivalents, end of period	$191,631	$181,911